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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 30, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

           California                   0-24230                94-3021850
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        (State or Other               (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)       File Number)       Identification Number)

                  44259 Nobel Drive
                 Fremont, California                              94538
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      (Address of principal executive offices)                 (Zip Code)

                                 (510) 490-0719
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 7.01 Regulation FD Disclosure

     On June 30, 2005, the Registrant held a conference call, duly noticed by a press release that provided the website and telephone information for investors to listen to the live call and to access a replay of the call. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

          Exhibit No.    Description
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              99         Transcript of June 30, 2005 Conference Call, furnished
                         pursuant to Item 7.01.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  July 7, 2005

                                                 FIBERSTARS, INC.

                                                 By      /s/ Robert A. Connors
                                                         -----------------------
                                                 Name:   Robert A. Connors
                                                 Title:  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
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99          Transcript of June 30, 2005 Conference Call, furnished pursuant to
            Item 7.01.